Exhibit 32.2

                CERTIFICATION OF PERIODIC REPORT


I, Edmund P. Segner, III, President and Chief of Staff, and Principal Financial Officer of EOG Resources, Inc., a Delaware Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section
906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 6, 2003



                                   /s/ EDMUND P. SEGNER, III
                                       Edmund P. Segner, III
                                  President and Chief of Staff,
                                 and Principal Financial Officer